STANDARD FORM COMMERCIAL LEASE

1. PARTIES	LESSOR, which expression shall include Kuboo, Inc., and its successors and assigns where the context so admits, does hereby lease to

2. PREMISES (fill in and include, if applicable, suite number, floor number, and square feet)

LESSEE, which expression shall include Northsight Capital, Inc., a Nevada Corporation with an address of 7740 Est Evans Rd., Scottsdale, AZ 85260, its successors and assigns, where the context so admits, and the LESSEE hereby leases the following described premises: the premises located 7740 Est Evans Rd., Scottsdale, AZ 85260, comprised of approximately 6,10 0square feet, as depicted on Schedule A hereto, together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto. The Lessee has occupied a portion of the premises since March, 2014. Through June 30, 2014, the Lessee was occupying approximately 1,150 square feet of the premises on a month-to-month basis for $3,500 per month. Effective July 1, 2014, the Lessee began renting approximately 3,235 square feet of space for monthly rent of $4,500. Since around April 1, 2015, the Lessee has been occupying approximately 6,100 square feet on a month to month basis.

3. TERM	The term of this lease shall be month to month commencing on the date hereof and either party may terminate this lease upon sixty-day’s written notice to the other party.

4. RENT

The LESSEE shall pay to the LESSOR fixed rent at the rate of $138,000 per year, payable in advance in monthly installments of $11,500, subject to proration in the case of any partial calendar month. All rent shall be payable without offset or deduction.

5. SECURITY DEPOSIT	There shall be no security deposit.

6. RENT ADJUSTMENT A. TAX ESCALATION (fill in or delete)

If in any tax year commencing with the fiscal year 2015, the real estate taxes on the land and buildings, of which the leased premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year 2014 (hereinafter called the "Base Year"), LESSEE will pay to LESSOR, as additional rent hereunder, when and as designated by notice in writing by LESSOR, 50% (fifty percent) of such excess that may occur in each year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year. If the LESSOR obtains an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the LESSEE.

B. OPERATING COST ESCALATION (fill in or delete)

The LESSEE shall pay to the LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR,

50% (fifty percent) of any increase in operating expenses over those incurred during the calendar year 2015. Operating expenses are defined for the purposes of this agreement as all costs and expenses incurred by the LESSOR during any calendar year in connection with the operation and maintenance of the land and buildings of which the leased premises are a part, including without limitation insurance premiums, license fees, janitorial service, landscaping and snow removal, employee compensation and fringe benefits, equipment and materials, utility costs, repairs, maintenance and any capital expenditure (reasonably amortized with interest) incurred in order to reduce other operating expenses or comply with any governmental requirement. This increase shall be prorated should this lease be in effect with respect to only a portion of any calendar year.

C. CONSUMER PRICE ESCALATION (fill in or delete)

(1) LESSEE agrees that in the event the "Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (1982-84=100)" (hereinafter referred to as the "Price Index") published by the Bureau of Labor Statistics of the United States Department of Labor, or any comparable successor or substitute index designated by the LESSOR appropriately adjusted, reflects an increase in the cost of living over and above the cost of living as reflected by the Price Index for the month of December, 2014 (hereinafter called the "Base Price Index"), the fixed rent shall be adjusted in accordance with sub-paragraph (2) of this Article.

(2) Commencing as of June, 2016 (and each June thereafter), there shall be an adjustment (hereinafter referred to as "Adjustment") in the fixed rent calculated by multiplying the fixed rent set forth in Article 4 by a fraction, the numerator of which shall be the Price Index for the month of June of the subject year and the denominator of which (for each such fraction) shall be the Base Price Index, PROVIDED, HOWEVER, no Adjustment shall reduce the fixed rent as previously payable in accordance with this Article or Article 4.

(3) In the event the Price Index ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been changed.

7. UTILITIES

The LESSOR agrees to provide all utility services (including high speed internet) and to furnish reasonably hot and cold water and reasonable heat and air conditioning  to the leased premises, the hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

8. USE OF LEASES PREMISES (fill in)	The LESSEE shall use the leased premises only for the purpose of operating an online business directory.

9. COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. Without limiting the generality of the foregoing (a) the LESSEE shall not bring or permit to be brought or kept in or on the leased premises or elsewhere on the LESSOR's property any hazardous, toxic, inflammable, combustible or explosive fluid, material, chemical or substance, including without limitation any item defined as hazardous pursuant to applicable federal and state environmental laws; and (b) the LESSEE shall be responsible for compliance with requirements imposed by the Americans with Disabilities Act relative to the layout of the leased premises and any work performed by the LESSEE therein.

10. FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time applicable to the leased premises. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11. MAINTENANCE A. LESSEE’S OBLIGATIONS

The LESSEE agrees to maintain the leased premises in good condition, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

B. LESSOR’S OBLIGATIONS

The LESSOR agrees to maintain the structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. ALTERATIONS - ADDITIONS

The LESSEE shall not make structural alterations or additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR.

Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT – SUBLEASING

The LESSEE shall not assign or sublet the whole or any part of the leased premises without LESSOR's prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR’S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by anything occurring on the leased premises unless caused by the negligence or misconduct of the LESSOR, and from all loss damage wherever occurring occasioned by any omission, fault, neglect or other misconduct of the LESSEE.

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17. LESSEE’S LIABILITY INSURANCE (fill in)

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of at least $1,000,000 with property damage insurance in limits of $1,000,000 in responsible companies qualified to do business in Arizona and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE, CASUALTY – EMINENT DOMAIN

Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

(a)

The LESSOR fails to give written notice within thirty (30) days of intention to restore leased premises, or

(b)

The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE's fixtures, property, or equipment.

19. DEFAULT AND BANKRUPTCY

In the event that:

(a)

The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

(b)

The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

(c)

The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of   percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 7740 East Evans Rd., Scottsdale AZ 85260.

21. SURRENDER

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE's goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22. BROKERAGE	Not applicable.

LESSEE

LESSOR

23. CONDITION OF PREMISES

Except as may be otherwise expressly set forth herein, the LESSEE shall accept the leased premises "as is" in their condition as of the commencement of the term of this lease, and the LESSOR shall be obligated to perform no work whatsoever in order to prepare the leased premises for occupancy by the LESSEE.

24. FORCE MAJEURE

In the event that the LESSOR is prevented or delayed from making any repairs or performing any other covenant hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

25. LATE CHARGE

If rent or any other sum payable hereunder remains outstanding for a period of ten (10) days, the LESSEE shall pay to the LESSOR a late charge equal to one and one-half percent (1.5%) of the amount due for each month or portion thereof during which the arrearage continues.

26. LIABILITY OF OWNER

No owner of the property of which the leased premises are a part shall be liable hereunder except for breaches of the LESSOR's obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR's interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR's obligations hereunder.

IN WITNESS HEREOF, the said parties hereunto set their hands and seals this 19th day of May, 2015.

Northsight Capital, Inc. (Lessee)

Kuboo, Inc. (Lessor)

S/John Bluher

S/John P. Venners

By: John Bluher, CEO

By: John P. Venners, CEO

EXHIBIT A

PREMISES

(Right side from Evans Rd.)

Level 1= 2,300 Sq. Ft.			Level 2 = 1,088 Sq. Ft.

			Office	Office	Office	Office
Conference Room 1	Kitchen	Office

Lounge
Office

Office
		Office		Office
		Office				Office
Office
Office

Office	Office

Conference Room 2
506 Sq. Ft.

Office = 230 Sq. Ft.

EXHIBIT A

PREMISES

(Left side from Evans Rd.)

(Approximately 1800 sq. feet office/conference room)